Cincinnati Financial
C O R P O R A T I O N

Credit Suisse Insurance Conference November 16, 2006

Cincinnati Financial
C O R P O R A T I O N

Jack Schiff, Jr., CPCU, Chairman, Chief Executive Officer
J.F. Scherer, Senior Vice President - Sales & Marketing
Marty Hollenbeck, CFA, Vice President - Investments
Heather Wietzel, Vice President - Investor Relations

Nasdaq: CINF

▪

Today’s presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

▪

The forward-looking information in this presentation has been publicly disclosed, most recently on November 16, 2006, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.

▪

Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com.

Regional Property Casualty Insurer

▪	Market capitalization of	[Map attached in PDF format]
$8.1 billion
▪	22nd largest publicly traded
U.S. property casualty
insurer based on revenues
▪	Serving select group of
agencies in 32 states
▪	Market for 75% of agency’s
typical risks
▪	Well capitalized and highly
rated with A.M. Best
rating of A++

Confidence in the Long-term

[Graph attached in PDF format]

* See the Financials & Analysis tab of the Investors page of ww.cinfin.com for non-GAAP and non-statutory reconciliation information

Outlook: 2006 and Beyond

▪

2006 outlook

-

Written premiums up at least 2%

-

GAAP combined ratio of 94% to 95%, catastrophe losses above 5.0%

-

Investment income growth in 8.0% to 8.5% range

-

Option expensing

▪

And beyond

-

Sustain steady growth

-

Maintain industry-leading profitability

-

Accelerate investment income growth

-

Bring results to bottom line

-

Equity portfolio performance ahead of S&P 500 - resumption of book value growth

Distinguishing Cincinnati

▪

Cultivate relationships with independent agents

-

Making decisions at the local level

▪

Invest for long-term total-return

-

Covering insurance liabilities by purchasing fixed-maturity securities

-

Using available cash to purchase equity securities

▪

Achieve claims excellence

-

Responding to reported claims

-

Reserving for not-yet paid or reported claims

Achieve Claims Excellence

Claims Philosophy

▪

Respond to reported claims

-

750 claims representatives

-

Based in local communities

-

Serving agencies, policyholders and claimants

▪

Headquarter claims supervisors averaging more than 25 years of experience

Total Statutory Reserve Balance
Objective: modestly redundant reserves

Property casualty group

[Graph attached in PDF format]

Cultivate Relationships with Independent Agents

Proven Agency-centered Business Strategy

▪

Regional carrier

-

Wide range of property casualty coverages

-

Market for about 75% of agency’s typical risks

▪

1,150 field associates assigned to agencies

▪

Local agents place value on claims service, market stability, financial strength, access to executives

-

Cincinnati is #1 or #2 carrier in approximately 74% of reporting agency locations served for more than five years

Market for 75% of Agency’s Typical Risks

Consolidated $3.164 Billion	Property Casualty $3.058 Billion

[Charts attached in PDF format]

Percent of 2005 Consolidated Net Earned Premiums *Includes Machinery & Equipment

Opportunities to Continue Strong Growth

▪	Room to grow in	Property casualty insurance Net written premium growth [Chart attached in PDF format]
marketplace
▪	Continue to subdivide
territories to improve
service
▪	Increase penetration
of each agency’s
business
▪	Selectively appoint
new agencies

* See the Financials & Analysis tab of the Investors page of ww.cinfin.com for non-GAAP and non-statutory reconciliation information

Balancing Growth with Profitability

▪	Targeting FY 2006	Adjusted statutory combined ratio [Chart attached in PDF format]
GAAP combined ratio
of 94% - 95%
- Catastrophe losses
could be above 5.0%
▪	Leverage local
knowledge/underwriting
▪	Maintain low cost
structure

* See the Financials & Analysis tab of the Investors page of ww.cinfin.com for non-GAAP and non-statutory reconciliation information

Invest for Long-term Total Return

Investment Philosophy

▪

Cover current liabilities with fixed-income investments

▪

Allocate new cash flow to equity securities, considering:

-

Insurance department regulations

-

Rating agency commentary

-

Common stock to statutory surplus ratio

-

Parent-company investment assets to total assets ratio

▪

Equity investment offers potential for current income and capital appreciation

Portfolio Goals

Income		Growth
▪	Achieved with interest and	▪	Long-term investment horizon
	dividends	▪	Increases surplus
▪	Bond quality rising;	▪	Enhances book value and
	municipals, agency paper		financial strength
▪	Large, long-term positions in	▪	Primarily achieved with
	proven, dividend-paying		common and convertible
	companies		securities
▪	Reinvest coupon payments
▪	Compounding

Investment Portfolio

Total-return focused

As of September 30, 2006, in billions

[Chart attached in PDF format]

Compounding Cash Flows

Over the long term

▪	Pretax investment income	Investment income [Chart attached in PDF format]
provides primary source of
profit and cash flow
- Dividend increases from
38 equity holdings in the
last 12 months =
$15 million in annualized
investment income
▪	Surplus contributes to
financial strength
▪	Drives book value growth

Maintain Financial Strength

▪

Property casualty surplus ratio of 0.7-to-1 vs. industry average 1.0-to-1 (12/31/05)

▪

Only 1.7% of property casualty groups rated A++ by A.M. Best

	Senior Debentures	Property Casualty	Life
A.M. Best	aa-	A++	A+
Fitch	A+	AA	AA
Moody’s	A2	Aa3	--
S&P	A	AA-	AA-

Cincinnati Financial
C O R P O R A T I O N

Jack Schiff, Jr., CPCU, Chairman, Chief Executive Officer
J.F. Scherer, Senior Vice President - Sales & Marketing
Marty Hollenbeck, CFA, Vice President - Investments
Heather Wietzel, Vice President - Investor Relations

Enhancing Return to Shareholders

▪	Focus on total return -	Total Return Analysis December 31 totals [Chart attached in PDF format]
appreciation plus dividends
plus share repurchase
- 1.85 million shares
repurchased in first-quarter
2006
▪	11.8% 10-year compound
growth of paid dividends
(1995-2005)
▪	9.8% increase in 2006
indicated annual cash
dividend rate
- 46th consecutive annual
cash dividend increase

Cincinnati Financial
C O R P O R A T I O N

Jack Schiff, Jr., CPCU, Chairman, Chief Executive Officer
J.F. Scherer, Senior Vice President - Sales & Marketing
Marty Hollenbeck, CFA, Vice President - Investments
Heather Wietzel, Vice President - Investor Relations